EXHIBIT 10(t)

                               ADVISORY AGREEMENT
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          This  Agreement  is made and entered  into on the 6th day of February,
2002 between Cameron Associates, Inc. ("Cameron" or the "Consultant") and American Medical Alert Corp. (the "Company"). The Company hereby engages Consultant to render consulting advice to the Company relating to an agreement with Health Hero Network, Inc. ("HH") and other business matters upon the terms and conditions set forth herein.

          In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. This Agreement shall commence as of February 6, 2002, and continue for a term of nine (9) months; provided however, that the Company and the Consultant by mutual agreement extend this agreement or enter into another agreement.

     2. During the term of this Agreement, Consultant shall provide the Company with such regular and customary consulting advice as is reasonably requested by the Company. It is understood and acknowledged by the parties that the value of Consultant's advice is not readily quantifiable, and that although Consultant shall be obligated to render the advice contemplated by this Agreement upon the reasonable request of the Company, Consultant shall not be obligated to spend any specific amount of time in so doing. Consultants duties may include, but will not necessarily be limited to:

     (A) Rendering advice with regard to the "Memorandum of Understanding" between Health Hero Network, Inc. and American Medical Alert Corp.

     (B) Rendering advice with regard to a definitive agreement between HH and the Company.

     (C)  Rendering advice with regard to internal operations, including:

          (1)  the formation of the corporate goals and their implementation;
          (2)  the   Company's   financial   structure   and  its  divisions  or
               subsidiaries;
          (3)  corporate organization and personnel;
          (4)  financial projections;
          (5)  marketing plans.

     (D) Rendering advice with regard to any of the following corporate matters:

          (1)  changes in capitalization of the Company;
          (2)  changes in the Company's corporate structure;
          (3)  redistribution of shareholdings of the Company's stock;
          (4)  alternative uses of corporate assets; and
          (5)  structure and use of debt.

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          In addition to the foregoing,  Consultant  agrees to furnish advice to the Company in connection with the acquisition of and/or merger with other companies, the sale of the Company itself, or any of its assets, subsidiaries or affiliates, or similar type of transaction (hereinafter referred to as a "Transaction").

          Consultant shall also render such other consulting services as may from time to time be agreed upon by Consultant and the Company.

     3. The Company shall pay Consultant a monthly fee of $5,000, the first payment due upon the execution of this Agreement. The monthly fee for our services will be billed the first day of each month and payable upon receipt. Either party can cancel this agreement upon 30 days written notice.

          The Company will issue to Cameron (and/or its designees) 35,000 warrants exercisable for a period of five years from the date of issuance at an exercise price of $3.50 per share ("warrants"). The Warrants will be prepared by the Company's council in an acceptable form to both the Company and the Consultant.

     4. In addition to the above, in the event that a Transaction is consummated by the Company during the term of this Agreement, for which the Consultant has served to facilitate, the Company shall pay a fee mutually agreed upon by the Company and Consultant, prior to closing of a transaction.

     5. In addition to the fees payable hereunder, the Company shall reimburse Consultant for all reasonable travel and out-of-pocket expenses incurred in connection with the services performed by Consultant pursuant to this Agreement, promptly after submission to the Company of appropriate evidence of such expenditures. No expenditures shall exceed $500.00 without the written consent of the Company.

     6. The Company acknowledges that all opinions and advice (written or oral) given by Consultant to the Company in connection with Consultant's engagement are intended solely for the benefit and use of the Company in considering the transaction to which they relate, and the Company agrees that no person or entity other than the Company shall be entitled to make use of or rely upon the advice of the Consultant to be given hereunder, and no such opinion or advice shall be used for any manner of for any purpose, nor may the Company make any public reference to Consultant, or use the Consultant's name in any annual reports or any other reports or releases of the Company, without Consultant's prior written consent.

     7. Consultant will hold in confidence any confidential information which the Company provides to Consultant pursuant to this Agreement which is designated by an appropriate stamp of legend as being confidential.
Notwithstanding the foregoing, Consultant shall not be required to maintain confidentially with respect to information (i) which is or becomes part of the public domain not due to the breach of this Agreement by Consultant; (ii) of which it had independent knowledge prior to disclosure; (iii) which comes into the possession of consultant in the normal and routine course of its own business form and through independent non-confidential sources; or (iv) which is required to be disclosed by Consultant by laws, rule or regulators. If consultant is requested or required to disclose any confidential information supplied to it by the Company, Consultant shall, unless prohibited by law notify the Company of such request(s) so that the Company may seek an appropriate protective order.


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     8. The Company  acknowledges  that  Consultant or its affiliates are in the business of providing financial services and consulting advice to others. Nothing herein contained shall be construed to limit or restrict Consultant in conducting such business with others, or in rendering such advice to others.

     9. The Company recognizes and confirms that, in advising the Company hereunder, Consultant will use and rely on data, material and other information furnished to Consultant by the Company, without independently verifying the accuracy, completeness or veracity of same.

     10. The Company agrees to indemnify and hold harmless Cameron, its employees, agents, representatives and controlling persons from and against any and all losses, claims, damages, liabilities, suits, actions, proceedings, costs and expenses (collectively "Damages"), including, without limitation, reasonable attorney fees and expenses, as and when incurred, if such Damages were directly or indirectly caused by, relating to, based upon or arising out of rendering by Cameron of services pursuant to this Agreement, so long as Cameron shall not have engaged in intentional or willful misconduct, or shall have acted grossly negligently, in connection with the services provided which form the basis of the claim for indemnification. This paragraph shall survive the termination of this Agreement.

     11. Consultant shall perform its services hereunder as an independent contractor and not as an employee or agent of the Company or any affiliate thereof. Consultant shall have not authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be expressly agreed to by the Company in writing from time to time.

     12. This Agreement constitutes the entire agreement between the parties with respect to the matter thereof. No provision of this Agreement may be amended, modified or waived, except in writing signed by both parties. This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors, legal representatives and assigns. This Agreement may be executed in counterparts. In the event of any dispute under this Agreement, then and in such event, each party agrees that the same shall be submitted to the American Arbitration Associate ("AAA") in the City of New York, for its decision and determination in accordance with its rules and regulations then in effect. Each of the parties agrees that the decision and/or award made by the AAA may be entered as judgement of the Courts or the State of New York, and shall be enforceable as such. This Agreement shall be construed and enforced in accordance wit the laws of the State of New York, without giving effect to conflict of laws.


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          IN WITNESS  WHEREOF,  the parties hereto have caused this Agreement to be duly executed on the day and year of the first above written.

CAMERON ASSOCIATES, INC.                    AMERICAN MEDICAL ALERT CORP.





By: /s/ Lester Rosenkrantz                  By: /s/ Howard M. Siegel
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        Lester Rosenkrantz                          Howard M. Siegel
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        President
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